SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                              _____________________

                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported):  March 19, 1997

                          THE BROOKLYN UNION GAS COMPANY
              (Exact name of registrant as specified in its charter)

              New York                1-722              11-0584613
      (State of Incorporation)   (Commission File      (IRS Employer
                                  Number)              Identification
                                                       Number)

           One MetroTech Center
             Brooklyn, New York                           11201-3850
      (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code:  (718) 403-2000








         Item 5.   Other Events.

                   On March 19, 1997, The Brooklyn Union Gas Company ("Brooklyn Union") and The Long Island Lighting Company, a New York corporation ("LILCO") issued the joint press release attached hereto as Exhibit 99, which is incorporated herein by reference, with respect to the matters described therein and the additional exhibits included herewith. The Agreement in Principle attached hereto as Exhibit 2, which is incorporated herein by reference, is intended by the parties to be executed shortly.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                   The following exhibits are filed as part of this re-port:


         2 Agreement in Principle, dated as of March 19, 1997, by and among Long Island Power Authority, a corporate municipal instrumentality of the state of New York, Long Island Lighting Company and The Brooklyn Union Gas Company.

         99        Press release dated March 19, 1997







                                    SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.


         Dated:  March 19, 1997

                                      THE BROOKLYN UNION GAS COMPANY


                                      By  /s/ Robert R. Wieczorek
                                          Name:   Robert R. Wieczorek
                                          Title:  Vice President, Secretary
                                                  and Treasurer








































                                 EXHIBIT INDEX

         Exhibit
         Number                   Description

          2 Agreement in Principle, dated as of March 19, 1997, by and among Long Island Power Authority, a corporate municipal instrumentality of the state of New York, Long Island Lighting Company and The Brooklyn Union Gas Company.

         99                  Press release dated March 19, 1997







































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